Variable Investment Trust
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                        Supplement Dated December 6, 1996
                                       to
                         Prospectus Dated April 29, 1996

The following information supplements or supersedes the corresponding information set forth in the Trust's Prospectus.

Additional Investments -- Money Market Instruments. Each Portfolio (other than the Money Market Portfolio), with respect to its limited cash position, is now authorized to invest in GEI Short-Term Investment Fund (the "Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolios (other than the Money Market Portfolio) and other accounts advised by either the Funds' investment adviser, GE Investment Management Incorporated ("GEIM"), or its affiliate, General Electric Investment Corporation ("GEIC"). By using the Investment Fund, a Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Portfolio incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.

Although, during normal market conditions, the uninvested cash balances of each Portfolio is generally expected to be relatively small, each Portfolio (other than the Money Market Portfolio) is authorized to invest up to 25% of its assets in the Investment Fund if the size of the particular cash balance so warrants.

As a result of the foregoing development, the first paragraph on page 9 of the Prospectus under "Additional Investments -- Money Market Instruments" has been deleted in its entirety and now reads as follows to clarify the types of money market instruments each Portfolio (other than the Money Market Portfolio) may invest in directly or indirectly through an investment in the Investment Fund:

         Money Market Instruments. Each Portfolio, other than the Money Market Portfolio, may invest in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions,


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         agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Management of the Trust -- Portfolio Management. Effective December 1996, the portion of the U.S. Equity Portfolio managed by John Kohlhepp will be reallocated to the four other portfolio managers in preparation for Mr. Kohlhepp's impending retirement.

Further Information: Certain Investment Techniques and Strategies -- Strategies Available to Some But Not All Portfolios -- Zero Coupon Obligations. The U.S. Equity Portfolio may invest in zero coupon obligations. Additional information relating to zero coupon obligations may be found under the caption "Further
Information: Certain Investment Techniques and Strategies -- Strategies Available to Some But Not All Portfolios -- Zero Coupon Obligations" in the Prospectus.